UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 29, 2007





                          McDERMOTT INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)




  REPUBLIC OF PANAMA                001-08430                  72-0593134
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   (State or other                 (Commission               (IRS Employer
    jurisdiction                   File Number)            Identification No.)
  of incorporation)




  777 N. Eldridge Parkway, Houston, Texas                        77079
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 (Address of principal executive offices)                      (Zip Code)


Registrant's Telephone Number, including Area Code:  (281) 870-5901
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Item 1.01   Entry into a Material Definitive Agreement.

On October 29, 2007 BWX Technologies, Inc. entered into the fifth amendment (the "Amendment") to its credit facility dated December 9, 2003 with a syndicate of lenders arranged by Calyon New York Branch (as amended to date, the "BWXT Credit Facility").

The Amendment provides for decreases in the applicable margins for revolving loans and letters of credit, depending on BWXT's Leverage Ratio, as more fully set forth in the BWXT Credit Facility.

The foregoing summary is qualified in its entirety by reference to the complete text of the Amendment, which is attached as Exhibit 10.1 to this report and incorporated by reference herein.

Item 2.03   Creation of a Direct Financial Obligation

The information provided under Item 1.01 above is incorporated by reference.

Item 9.01   Financial Statements and Exhibits.

      (d)   Exhibits.

      10.1 Fifth Amendment to Revolving Credit Agreement, dated as of October 29, 2007, by and among BWX Technologies, Inc., BWXT Services, Inc., BWXT Federal Services, Inc., the lenders referred to therein and Calyon New York Branch, as administrative agent.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     McDERMOTT INTERNATIONAL, INC.




                               By:   /s/Dennis S. Baldwin
                                     -------------------------------------------
                                     Dennis S. Baldwin
                                     Vice President and Chief Accounting Officer

November 1, 2007